UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 29, 2012

ENERGY TRANSFER EQUITY, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	1-32740	30-0108820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3738 Oak Lawn Avenue

Dallas, TX 75219

(Address of principal executive offices)

(214) 981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Energy Transfer Equity, L.P. (“ETE”) and Southern Union Company (“Southern Union”) announced today that the Missouri Public Service Commission (the “Commission”) has issued an order finding that, subject to the conditions set forth in the Non-Unanimous Stipulation and Agreement filed with the Commission, the merger of Sigma Acquisition Corporation, a wholly-owned subsidiary of ETE, with and into Southern Union is not detrimental to the public interest, and authorizing the undertaking of such merger and related transactions.

The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

Exhibit Number	Description of the Exhibit

Exhibit 99.1	Energy Transfer Equity, L.P. Press Release dated February 29, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Equity, L.P.

Date: February 29, 2012	By:	LE GP, LLC, its general partner /s/ John W. McReynolds
John W. McReynolds
President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description of the Exhibit

Exhibit 99.1	Energy Transfer Equity, L.P. Press Release dated February 29, 2012